EXHIBIT 99.1
A10 Networks Reports Financial Results for the First Quarter of 2025

Company Delivers Revenue Growth YoY and Expands Earnings Per Share
Board Authorizes New Buyback Program

SAN JOSE, Calif., May 1, 2025 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its first quarter ended March 31, 2025.

First Quarter 2025 Financial Summary

•Revenue of $66.1 million, up 9% year-over-year compared to $60.7 million in the first quarter of 2024.

•GAAP gross margin of 79.7%; non-GAAP gross margin of 80.9% as a result of continued focus on operational execution of business model goals despite near-term volatility in the market.

•GAAP net income of $9.5 million (14.4% of revenue), or $0.13 per diluted share, compared to net income of $9.7 million (16.0% of revenue), or $0.13 per diluted share, in the first quarter of 2024.

•Non-GAAP net income of $15.0 million (22.7% of revenue), or $0.20 per diluted share, compared to non-GAAP net income of $12.7 million (21.0% of revenue), or $0.17 per diluted share in the first quarter of 2024.

•The Company returned $51.4 million to investors, having repurchased 2.4 million shares at an average price of $19.58 for a total of $47.0 million and having paid $4.4 million in cash dividends in the quarter.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable June 2, 2025 to stockholders of record at the close of business on May 15, 2025.

•The Board of Directors also authorized a new, $75 million share repurchase program.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“A10 continued to deliver solid execution, benefiting from some stabilization in our service provider segment, particularly in North America, and steady progress in the enterprise segment,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “The recent acquisition of ThreatX Protect, which closed in February, bolsters our capabilities to protect against attacks on web applications and application programming interfaces (APIs), a key area of focus for enterprise customers. Overall, our increased focus on enterprise market continues to provide durable growth, and security-related revenue continues to grow faster than overall revenue. As a result of our continued focus on diversification, in terms of customer segments and geographies, we remain well-positioned to outperform the broader industry.”

“Simultaneously, we continue to navigate macroeconomic volatility from a position of strength with a robust balance sheet and an innovation engine aligned with secular growth trends,” continued Trivedi. “Service provider spending patterns could remain uneven due to unpredictable impact of trade policies causing customers to proceed cautiously. We are monitoring and jointly navigating tariff-related input cost increases with our customers, minimizing the impact on our profitability, though we are not completely immune to these challenges.”

“Overall, A10 is well-positioned strategically and the enhancements we have made in our enterprise-facing capabilities are paying off,” concluded Trivedi. “An expansion of adversarial global trade dynamics could temporarily depress overall demand, potentially impacting our near-term growth rate, but we continue to expect our growth to outpace the industry and continue to deliver our business model.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, May 1, 2025, to discuss these results. Interested parties may access the conference call by dialing (888) 506-0062 (toll-free) or (973) 528-0011 (international) and referencing access code: 977788.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for one year. A telephonic replay of the conference call will be available until May 15, 2025 and may be accessed by dialing (877) 481-4010 (toll-free) or (919) 882-2331 (international) and entering the passcode: 52288.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments and stock repurchase program, strategy, positioning, demand, U.S. trade policies and the impact thereof, growth rate, margin profile, profitability and return of capital. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2025. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) ThreatX Protect acquisition expense, (iii) ThreatX Protect intangible amortization, (iv) one-time legal expense and (v) income tax effect of non-GAAP items (i) to (iv) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) ThreatX Protect intangible amortization. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) ThreatX Protect acquisition expense, (iii) ThreatX Protect intangible amortization and (iv) one-time legal expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) ThreatX Protect acquisition expense, (iii) ThreatX Protect intangible amortization and (iv) one-time legal expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) ThreatX Protect acquisition expense, (iv) ThreatX Protect intangible amortization and (vi) one-time legal expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides security and infrastructure solutions for on-premises, hybrid cloud, and edge-cloud environments. Our 7000+ customers span global large enterprises and communications, cloud and web service providers who must ensure business-critical applications and networks are secure, available, and efficient. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended March 31,
	2025	2024
Net revenue:
Products	$35,979	$30,069
Services	30,158	30,606
Total net revenue	66,137	60,675
Cost of net revenue:
Products	7,263	6,799
Services	6,179	4,645
Total cost of net revenue	13,442	11,444
Gross profit	52,695	49,231
Operating expenses:
Sales and marketing	19,545	21,214
Research and development	15,900	14,063
General and administrative	8,472	6,741
Total operating expenses	43,917	42,018
Income from operations	8,778	7,213
Non-operating income (expense):
Interest income	1,790	1,681
Interest and other income (expense), net	(90)	2,326
Total non-operating income, net	1,700	4,007
Income before income taxes	10,478	11,220
Provision for income taxes	935	1,494
Net income	$9,543	$9,726
Net income per share:
Basic	$0.13	$0.13
Diluted	$0.13	$0.13
Weighted-average shares used in computing net income per share:
Basic	73,555	74,451
Diluted	75,048	75,318

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2025	2024

GAAP net income	$9,543	$9,726
Non-GAAP items:
Stock-based compensation and related payroll tax	6,292	3,989
ThreatX Protect acquisition expense	344	—
ThreatX Protect intangible amortization	203	—
One-time legal expense	526	—
Income tax-effect of non-GAAP items	(1,873)	(970)
Total non-GAAP items	5,492	3,019
Non-GAAP net income	$15,035	$12,745

GAAP net income per share:
Basic	$0.13	$0.13
Diluted	$0.13	$0.13
Non-GAAP items:
Stock-based compensation and related payroll tax	0.08	0.05
ThreatX Protect acquisition expense	—	—
ThreatX Protect intangible amortization	—	—
One-time legal expense	0.01	—
Income tax-effect of non-GAAP items	(0.02)	(0.01)
Total non-GAAP items	0.07	0.04

Non-GAAP net income per share:
Basic	$0.20	$0.17
Diluted	$0.20	$0.17
Weighted average shares used in computing net income per share:
Basic	73,555	74,451
Diluted	75,048	75,318

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of March 31, 2025	As of December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$243,846	$95,129
Marketable securities	111,996	100,429
Accounts receivable, net of allowances of $530 and $465, respectively	65,379	76,687
Inventory	20,539	22,005
Prepaid expenses and other current assets	16,429	13,038
Total current assets	458,189	307,288
Property and equipment, net	42,167	39,142
Goodwill	15,070	1,307
Intangible assets, net	7,397	—
Deferred tax assets, net	62,174	62,364
Other non-current assets	21,226	22,714
Total assets	$606,223	$432,815
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,636	$12,542
Accrued and other liabilities	25,905	32,696
Deferred revenue, current	79,682	78,335
Total current liabilities	113,223	123,573
Deferred revenue, non-current	73,060	69,924
Long-term debt	217,723	—
Other non-current liabilities	6,333	7,489
Total liabilities	410,339	200,986

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 91,050 and 90,520 shares issued and 71,821 and 73,693 shares outstanding, respectively	1	1
Treasury stock, at cost: 19,229 and 16,827 shares, respectively	(228,022)	(180,992)
Additional paid-in-capital	514,405	508,387
Dividends paid	(59,851)	(55,417)
Accumulated other comprehensive income	152	194
Accumulated deficit	(30,801)	(40,344)
Total stockholders' equity	195,884	231,829
Total liabilities and stockholders' equity	$606,223	$432,815

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net income	$9,543	$9,726
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,396	2,692
Stock-based compensation	6,018	3,839
Other non-cash items	1,237	456
Changes in operating assets and liabilities:
Accounts receivable	10,543	17,684
Inventory	1,152	(2,187)
Prepaid expenses and other assets	(2,896)	1,549
Accounts payable	(5,646)	(2,707)
Accrued liabilities	(8,175)	1,820
Deferred revenue	2,032	(428)
Net cash provided by operating activities	17,204	32,444
Cash flows from investing activities:
Proceeds from sales of marketable securities	—	4,391
Proceeds from maturities of marketable securities	30,744	39,899
Purchases of marketable securities	(41,896)	(40,722)
Acquisition	(19,100)	—
Capital expenditures	(4,494)	(2,925)
Net cash provided by (used in) investing activities	(34,746)	643
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	—	89
Proceeds from the issuance of convertible notes	225,000	—
Payment of debt issuance costs	(7,277)	—
Repurchase of common stock	(47,030)	(3,039)
Payments for dividends	(4,434)	(4,472)
Net cash provided by (used in) financing activities	166,259	(7,422)
Net increase in cash and cash equivalents	148,717	25,665
Cash and cash equivalents—beginning of period	95,129	97,244
Cash and cash equivalents—end of period	$243,846	$122,909

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$314	$813
Capital expenditures included in accounts payable	$193	$732

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2025	2024

GAAP gross profit	$52,695	$49,231
GAAP gross margin	79.7%	81.1%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	646	471
ThreatX Protect intangible amortization	150	—
Non-GAAP gross profit	$53,491	$49,702
Non-GAAP gross margin	80.9%	81.9%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended March 31,
	2025	2024

GAAP total operating expenses	$43,917	$42,018

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(5,646)	(3,518)
ThreatX Protect acquisition expense	(344)	—
ThreatX Protect intangible amortization	(53)	—
One-time legal expense	(526)	—
Non-GAAP total operating expenses	$37,348	$38,500

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2025	2024

GAAP income from operations	$8,778	$7,213
GAAP operating margin	13.3%	11.9%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	6,292	3,989
ThreatX Protect acquisition expense	344	—
ThreatX Protect intangible amortization	203	—
One-time legal expense	526	—
Non-GAAP operating income	$16,143	$11,202
Non-GAAP operating margin	24.4%	18.5%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2025	2024

GAAP net income	$9,543	$9,726
GAAP net income margin	14.4%	16.0%

Exclude: Interest and other income, net	(1,700)	(4,007)
Exclude: Depreciation and amortization	3,396	2,692
Exclude: Provision for income taxes	935	1,494
EBITDA	12,174	9,905
Exclude: Stock-based compensation and related payroll tax	6,292	3,989
Exclude: ThreatX Protect acquisition expense	344	—
Exclude: ThreatX Protect intangible amortization	203	—
Exclude: One-time legal expense	526	—
Adjusted EBITDA	$19,539	$13,894
Adjusted EBITDA margin	29.5%	22.9%